Exhibit 10.9

TWELFTH AMENDMENT TO TONKIN MINING LEASE

Amendment Number Twelve dated November 27, 1995 (“Effective Date”), between Lyle F. Campbell, sole trustee to the Lyle F. Campbell Trust and Julian E. and Jean C. Simpson, husband and wife (collectively “Lessors”) and Tonkin Springs Venture Limited Partnership (“TSVLP” or “Lessee”).

RECITALS

A.                      Lessors and Lessee are parties to a certain Mining Lease (“Mining Lease”) dated effective January 1, 1986, a Memorandum (the “Memorandum”) of which was recorded in Book 148, at Page 110, as Reception No. 104566, and amended on January 10, 1986, September 29, 1986, June 10, 1987, August 29, 1988, January 11, 1989, June 29, 1989, April 18, 1990, April 20, 1992, January 22, 1993, April 30, 1993 and June 28, 1993 of the real property records of Eureka County, Nevada.

B.                        Article 32 of the amended Mining Lease (Amendment Eight) requires that if the Lessee locates any new claims in the Area of Interest described in Exhibit “B” (Area of Interest) the Lessee shall modify and amend Exhibit “A” to include the same and Lessee shall assign such claim, without warranty, express or implied, to Lessors within sixty days after recording such claim with the Bureau of Land Management.

C.                        Lessee has located B-1 through B-3, C-1 through C-31, C-33 through C-53 and C-55 through C-60 Claims (the “Additional Claims” within the Area of Interest and, concurrently with the execution of this Amendment, has included those claims to the Lease.

D.                       Lessee and Lessors desire to amend Exhibit “A” to the Tonkin Mining Lease and to the Memorandum.

Agreement

NOW THEREFORE, in consideration of the foregoing and of the mutual benefits to be derived, Lessee and Lessors agree as follows:

1.                          Exhibit “A” to the Mining Lease and to the Memorandum shall be and is amended to include the Additional Claims as part of the leased premises. The attached Exhibit “A” to this Twelfth Amendment lists those “B” and “C” Additional Claims. The Exhibit “A” attached hereto is added to and shall be part of the Exhibit “A” attached to the Mining Lease and to the Memorandum.

2.                          Except as stated in the preceding paragraph, all of the terms and conditions of the Mining Lease remain in full force and effect.

LESSEE:

TONKIN SPRINGS VENTURE LIMITED PARTNERSHIP

By:	/s/ William Reid
William Reid

Title:	President of Tonkin Springs Gold Mining Company
General Partner of TSVLP

LESSORS:

THE LYLE F. CAMPBELL TRUST

/s/ Lyle F. Campbell
Lyle F. Campbell, Sole Trustee

/s/ Julian E. Simpson
Julian E. Simpson

/s/ Jean C. Simpson
Jean C. Simpson

ACKNOWLEDGMENTS

STATE OF COLORADO	)
) ss.
COUNTY OF DENVER	)

On this 27th day of Novemeber, 1995, personally appeared before me, a Notary Public, William Reid, in his capacity as President of Tonkin Springs Gold Mining Company, who acknowledged that he executed the above instrument on behalf of said company, freely and voluntarily and for the uses and purposes therein mentioned.

Witness my hand and official seal.

My commission expires: 3-25-96
(SEAL)
/s/ [ILLEGIBLE]
Notary Public

STATE OF NEVADA	)
) ss.
COUNTY OF WASHOE	)

On this 14th day of December, 1995, personally appeared before me, a Notary Public, Lyle F. Campbell, known to me to be Sole Trustee for The Lyle F. Campbell Trust, the person whose name is subscribed to the within instrument and, being authorized to do so, acknowledged that he executed the same on behalf of said Trust.

Witness my hand and official seal.

My commission expires: May 1, 1999

/s/ Lisa M. Overbay
Notary Public

(SEAL)	NOTARY PUBLIC STATE OF NEVADA County of Washoe LISA M. OVERBAY
My Appointment Expires May 1, 1999

STATE OF HAWAII	)
) ss.
COUNTY OF MAUI	)

On this 22nd  day of December, 1995, personally appeared before me, a Notary Public, Julian E. Simpson and Jean C. Simpson, known to me to be the persons whose names are subscribed to the within instrument and, being authorized to do so, acknowledged that they executed the same as their free act and deed.

Witness my hand and official seal.

My commission expires: 06/06/99

/s/ [ILLEGIBLE]
Notary Public State of Hawaii 2nd [ILLEGIBLE]

Exhibit “A”
Twelfth Amendment to Tonkin Mining Lease

Eureka County Book/Page Numbers

and
BLM Serial Numbers

Claim Name	Book	Page	BLM Serial Number
B 1	288	210	722670
B 2	288	211	722671
B 3	288	212	722672
C 1	288	213	722673
C 2	288	214	722674
C 3	288	215	722675
C 4	288	216	722676
C 5	288	217	722677
C 6	288	218	722678
C 7	288	219	722679
C 8	288	220	722680
C 9	288	221	722681
C 10	288	222	722682
C 11	288	223	722683
C 12	288	224	722684
C 13	288	225	722685
C 14	288	226	722686
C 15	288	227	722687
C 16	288	228	722688
C 17	288	229	722689
C 18	288	230	722690
C 19	288	231	722691
C 20	288	232	722692
C 21	288	233	722693
C 22	288	234	722694
C 23	288	235	722695
C 24	288	236	722696
C 25	288	237	722697
C 26	288	238	722698
C 27	288	239	722699
C 28	288	240	722700
C 29	288	241	722701
C 30	288	242	722702

C 31	288	243	722703
C 33	288	244	722704
C 34	288	245	722705
C 35	288	246	722706
C 36	288	247	722707
C 37	288	248	722708
C 38	288	249	722709
C 39	288	250	722710
C 40	288	251	722711
C 41	288	252	722712
C 42	288	253	722713
C 43	288	254	722714
C 44	288	255	722715
C 45	288	256	722716
C 46	288	257	722717
C 47	288	258	722718
C 48	288	259	722719
C 49	288	260	722720
C 50	288	261	722721
C 51	288	262	722722
C 52	288	263	722723
C 53	288	264	722724
C 55	288	266	722726
C 56	288	267	722727
C 57	288	268	722728
C 58	288	269	722729
C 59	288	270	722730
C 60	288	271	722731

Total of 61 Lode Claims

BOOK 291 PAGE 348 OFFICIAL RECORDS RECORDED AT THE REQUEST OF Lyle F. Campbell 96 JAN-5 PH 1:44 EUREKA COUNTY NEVADA M.N. REBALEATI, RECORDER FILE NO. FEE$ 12.00

QUITCLAIM DEED

GOLD CAPITAL CORPORATION, (“GCC”), a Colorado corporation, having a mailing address of 55 Madison Street, Suite 700, Denver, CO 80206 hereby quitclaims to LYLE F. CAMPBELL, in his capacity as sole trustee of The Lyle F. Campbell Trust, having a mailing address of P.O. Box 7377, Reno, NV 89510 (as to a seventy percent ownership interest) and JULIAN E. and JEAN C. SIMPSON, husband and wife, having a mailing address of P.O. Box 266, Kihei, Maui, Hawaii 96753 (as to a thirty percent ownership interest) all of GCC’s right, title and interest in and to those certain unpatented lode mining claims located in Eureka County, Nevada which claims are more particularly described in Exhibit “A” attached hereto.

IN WITNESS WHEREOF, this Quitclaim Deed is made effective as of November 27, 1995.

GOLD CAPITAL CORPORATION

By	/s/ John Young
John Young, President Gold Capital Corportion

PROVINCE OF BRITISH COLUMBIA	)
) ss.
)

On November 28, 1995, before me, Trevor R. Thomas a duly commissioned Notary Public for said Province, personally appeared John Young, personally known to me to be the President of Gold Capital Corporation, and personally known to me to be the person who executed the within instrument on behalf of said Corporation.

WITNESS WHEREOF, I have signed my name and affixed my official seal.

/s/ Trevor R. Thomas
Notary Public in and for said Province

(Notary Seal)	Residing at:	Vancouver

My Commission Expires:

(SEAL Affixed)

Exhibit “A”
“B” and “C” Lode Claims

Eureka County Book/Page Numbers
and
BLM Serial Numbers

Claim Name	Book	Page	BLM Serial Number
B 1	288	210	722670
B 2	288	211	722671
B 3	288	212	722672
C 1	288	213	722673
C 2	288	214	722674
C 3	288	215	722675
C 4	288	216	722676
C 5	288	217	722677
C 6	288	218	722678
C 7	288	219	722679
C 8	288	220	722680
C 9	288	221	722681
C 10	288	222	722682
C 11	288	223	722683
C 12	288	224	722684
C 13	288	225	722685
C 14	288	226	722686
C 15	288	227	722687
C 16	288	228	722688
C 17	288	229	722689
C 18	288	230	722690
C 19	288	231	722691
C 20	288	232	722692
C 21	288	233	722693
C 22	288	234	722694
C 23	288	235	722695
C 24	288	236	722696
C 25	288	237	722697
C 26	288	238	722698
C 27	288	239	722699
C 28	288	240	722700
C 29	288	241	722701
C 30	288	242	722702

C 31	288	243	722703
C 33	288	244	722704
C 34	288	245	722705
C 35	288	246	722706
C 36	288	247	722707
C 37	288	248	722708
C 38	288	249	722709
C 39	288	250	722710
C 40	288	251	722711
C 41	288	252	722712
C 42	288	253	722713
C 43	288	254	722714
C 44	288	255	722715
C 45	288	256	722716
C 46	288	257	722717
C 47	288	258	722718
C 48	288	259	722719
C 49	288	260	722720
C 50	288	261	722721
C 51	288	262	722722
C 52	288	263	722723
C 53	288	264	722724
C 55	288	266	722726
C 56	288	267	722727
C 57	288	268	722728
C 58	288	269	722729
C 59	288	270	722730
C 60	288	271	722731

Total of 61 Lode Claims

BOOK 291 PAGE 354 OFFICIAL RECORDS RECORDED AT THE REQUEST OF Lyle F. Campbell 96 JAN - 5 PM 1:55 EUREKA COUNTY NEVADA M.N. REBALEATI RECORDER FILE NO. 160419 FEES $10.00